UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023

PROSPECTOR CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Prospect Street, Suite 200

La Jolla, California 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 449-9643

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 13, 2023, Prospector Capital Corp., a Cayman Islands exempted company (“Prospector”), held an extraordinary general meeting of shareholders (the “EGM”) related to the transactions contemplated by the business combination agreement, dated as of June 12, 2023, as amended as of September 25, 2023 (the “Business Combination Agreement”), among Prospector, LeddarTech Inc., a corporation existing under the laws of Canada (“LeddarTech”), and LeddarTech Holdings Inc., a company incorporated under the laws of Canada and a wholly owned subsidiary of LeddarTech (“Newco”). The transactions contemplated by the Business Combination Agreement are collectively referred to as the “Business Combination”.

As of the close of business on November 14, 2023, the record date for the EGM, there were 2,194,056 Class A ordinary shares of Prospector, par value $0.0001 per share (“Prospector Class A Shares”), and 8,125,000 Class B ordinary shares of Prospector, par value $0.0001 per share (“Prospector Class B Shares” and, together with the Prospector Class A Shares, the “Prospector Ordinary Shares”) outstanding. At the EGM, a total of 8,834,021 (or 85.6%) of Prospector Ordinary Shares held of record as of November 14, 2023 were present either in person, in person on the virtual meeting platform or by proxy, which constituted a quorum for the transaction of business.

At the EGM, shareholder approval was obtained on the following proposals related to the Business Combination: (i) a proposal to approve Prospector’s business combination with LeddarTech and Newco (the “Business Combination Proposal”), (ii) a proposal to increase the authorized share capital of Prospector (the “Prospector Authorized Share Capital Proposal”), (iii) a proposal to adopt an amended and restated memorandum and articles of association of Prospector (the “A&R Prospector Governing Documents Proposal”), (iv) a proposal to continue as a corporation existing under the laws of Canada (the “Continuance Proposal”), (v) a proposal to amalgamate Prospector and Newco (“AmalCo”) (the “Amalgamation Proposal”) and (vi) a proposal to approve and adopt, on an advisory basis, the articles and by-laws of AmalCo (the “AmalCo Governing Documents Proposal”).

Detailed descriptions of each proposal are included in Prospector’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 4, 2023 (the “Proxy Statement”).

The following is a tabulation of the votes with respect to the Business Combination Proposal, which was approved by Prospector’s shareholders:

For	Against	Abstain
8,778,641	54,115	1,265

The following is a tabulation of the votes with respect to the Prospector Authorized Share Capital Proposal which was approved by Prospector’s shareholders:

For	Against	Abstain
8,776,824	55,583	1,614

The following is a tabulation of the votes with respect to the A&R Prospector Governing Documents Proposal, which was approved by Prospector’s shareholders:

For	Against	Abstain
8,777,199	54,795	2,027

The following is a tabulation of the votes with respect to the Continuance Proposal, which was approved by Prospector’s shareholders:

For	Against	Abstain
8,777,682	54,420	1,919

The following is a tabulation of the votes with respect to the Amalgamation Proposal, which was approved by Prospector’s shareholders:

For	Against	Abstain
8,777,753	54,420	1,848

The following is a tabulation of the votes with respect to the AmalCo Governing Documents Proposal, which was approved by Prospector’s shareholders:

For	Against	Abstain
8,777,579	54,320	2,122

The proposal to approve the adjournment of the EGM to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies was deemed not necessary and not acted upon at the EGM.

In connection with the EGM, shareholders holding an aggregate of 855,440 Prospector Class A Shares exercised their right to redeem their shares for approximately $10.91 per share of the funds held in Prospector’s trust account, leaving approximately $14.6 million in cash in the trust account after satisfaction of such redemptions. 1,338,616 Prospector Class A Shares will remain outstanding after satisfaction of such redemptions and it is anticipated that an additional 1,338,616 Prospector Class A Shares will be issued to non-redeeming shareholders in accordance with the previously disclosed issuance of one Prospector Class A Share for each non-redeemed Prospector Class A Share held by such shareholder on the date of closing (the “Prospector Share Issuance”).

In addition, on December 13, 2023, following the approval of the proposals described above, Prospector adopted the amended and restated memorandum and articles of association of Prospector (as amended, the “Prospector Articles”), effective the same day. A copy of the Prospector Articles is attached hereto as Exhibit 3.1.

Based on the approvals received at the EGM, the Business Combination is expected to be consummated as soon as practicable following the satisfaction or waiver of the remaining closing conditions described in the Proxy Statement, including the condition that the Surviving Company Shares will have been approved for listing on Nasdaq, subject only to official notice of issuance thereof. Following the closing of the Business Combination, the Surviving Company Shares are expected to begin trading on Nasdaq under the symbol “LDTC”.

Item 8.01 Other Events.

On December 19, 2023, Prospector and LeddarTech issued a press release announcing that (i) Prospector’s shareholders approved the proposals related to the Business Combination and (ii) the record date for the Prospector Share Issuance will be on the closing date. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association.
99.1	Press Release, dated December 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
		Name:	Derek Aberle
		Title:	Chief Executive Officer

Dated: December 19, 2023

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